                                                                   Exhibit 10.33

                           INDUSTRIAL BUILDING LEASE


                                   LANDLORD:

                      CENTERPOINT PROPERTIES CORPORATION,
                            a Maryland corporation


                                    TENANT:

                            WINCUP HOLDINGS, L.P.,
                        a Delaware limited partnership



                               Property Address:

                              1250 Carolina Drive
                            West Chicago, Illinois

                                                               Property Address:
                                                             1250 Carolina Drive
                                                          West Chicago, Illinois

                           INDUSTRIAL BUILDING LEASE
                           -------------------------

          THIS LEASE is made as of this _______ day of May, 1996 between CENTERPOINT PROPERTIES CORPORATION, a Maryland corporation ("Landlord"), and WINCUP HOLDINGS, L.P., a Delaware limited partnership ("Tenant").


                                   ARTICLE I
                                   ---------

                                  LEASE TERMS
                                  -----------

          SECTION 1.1    DEFINITIONS.  In addition to the other terms, which are
                         -----------
elsewhere defined in this Lease, the following terms and phrases, whenever used in this Lease shall have the meanings set forth in this Section 1.1, and only such meanings, unless such meanings are expressly contradicted, limited or expanded elsewhere herein.

                    A.   SECURITY DEPOSIT:  One monthly Base Rent payment.

                    B.   TENANT'S PROPORTION:  59.70%

                    C.   INITIAL MONTHLY RENT ADJUSTMENT DEPOSIT:  $7,615.00

                          (i)  Initial Tax Deposit: $5,675.00
                         (ii)  Initial Expense Deposit: $1,940.00

                    D. INITIAL TERM: The initial four (4) year term, commencing as of the Commencement Date.

                    E.   COMMENCEMENT DATE:  May 1, 1996.

                    F.   TERMINATION DATE:  April 30, 2000.

                    G. TERM: The Initial Term as same may be extended or sooner terminated.

                    H. USE: Warehouse, storage, converting, printing, distribution of paper and plastic products and ancillary office use.

                    I.   LANDLORD'S MAILING ADDRESS:
                         401 North Michigan Avenue
                         Chicago, Illinois 60611
                         Attn:  Robert L. Stovall

                    J.   TENANT'S MAILING ADDRESS:
                         7980 West Buckeye Road
                         Phoenix, Arizona 85043
                         Attn:  Mr. Donald C. Rogalski

                    K.   LANDLORD'S BROKER:  Colliers Bennett & Kahnweiler.

                    L.   TENANT'S BROKER:  Grubb & Ellis.

          SECTION 1.2    SIGNIFICANCE OF BASIC LEASE PROVISIONS.  Each reference
                         --------------------------------------
in this Lease to any of the Basic Lease Terms contained in Section 1.1 of this Article shall be deemed and construed to incorporate all of the terms provided under each such Basic Lease Terms.

          SECTION 1.3    ENUMERATION OF EXHIBITS.  The exhibits in this Section
                         -----------------------
and attached to this Lease are incorporated in this Lease by this reference and are to be construed as a part of this Lease.

                    EXHIBIT "A" - Premises
                    EXHIBIT "B" - Legal Description
                    EXHIBIT "C" - Form of Estoppel Certificate
                    EXHIBIT "D" - Landlord's Work


                                  ARTICLE II
                                  ----------

                                   PREMISES
                                   --------

          SECTION 2.1    LEASE.  Landlord, for and in consideration of the rents
                         -----
herein reserved and of the covenants and agreements herein contained on the part of Tenant to be kept, observed and performed, does by these presents, lease to Tenant, and Tenant hereby leases from Landlord, the demised premises ("Premises"), being depicted on page 1 of the plan attached hereto as EXHIBIT "A" in the building located at 1250 Carolina Drive, West Chicago, Illinois ("Building"), and legally described on EXHIBIT "B" attached hereto and by this reference incorporated herein ("Land") (the Land and Building are sometimes collectively referred to as the "Project"), subject to covenants, conditions, agreements, easements, encumbrances and restrictions of record on the date hereof affecting the Land and the Building ("Restrictions").


                                  ARTICLE III
                                  -----------

                                     TERM
                                     ----

          SECTION 3.1    TERM.  The Initial Term of this Lease shall commence on
                         ----
the Commencement Date and shall end on the Termination Date, unless sooner terminated as hereinafter set forth.


                                   ARTICLE IV
                                  -----------

                         CONDITION OF DEMISED PREMISES
                         -----------------------------

          SECTION 4.1    CONDITION OF PREMISES.  Subject to the performance of
                         ---------------------
the Landlord's Work (as hereinafter defined), Tenant agrees to accept the Premises in an absolutely "as-is" condition. Tenant acknowledges that Landlord, its agents, attorneys, representatives and employees have not and do not make any representations or warranties, express or implied, to Tenant regarding the Premises or the Project, including, but not limited to: (i) the zoning of the Premises or the Project; (ii) the condition of any underground, above ground or surface improvements; (iii) the size, area, use or type of the Premises or the fitness of the Premises for any intended or particular use; (iv) the nature of the soil on and underlying the Premises or the Project or its suitability for development or any other use thereof; (v) any financial information pertaining to the operation of the Premises or the Project; (vi) the status of any requirements or obligations imposed, implied or to be undertaken by the owner or developer of the Premises or the Project pursuant to any zoning, subdivision, development laws or agreements with any governmental entities; (vii) the presence or absence of any toxic wastes, hazardous materials or structural defects in, on or under the Premises or the Project or any improvements thereon; or (viii) the presence or absence of any rights of any governmental authority, or of owners of property in the vicinity of the Premises or the Project, to obtain reimbursement, recapture or special assessments from any owner of the Premises or the Project for all or a portion of the cost of any utilities, roads or other improvements heretofore or hereafter located on or in the vicinity of the Premises or the Project, any and all such representations and warranties, express or implied, being hereby expressly waived by Tenant and disclaimed by Landlord. Tenant waives any claim that may exist for patent and/or latent defects or for mutual or unilateral mistake of fact. Except for Landlord's obligation to improve the Premises in accordance with Article XXXIII below, no promise of Landlord to alter, remodel, decorate, clean or improve the Premises or any portion thereof and no representation respecting the condition of the Premises or any portion thereof have been made by Landlord to Tenant.


                                   ARTICLE V
                                   ---------

                                     RENT
                                     ----

          SECTION 5.1    BASE RENT.  In consideration of the leasing aforesaid,
                         ---------
Tenant agrees to pay Landlord, without offset or deduction, base rent for the Initial Term ("Base Rent"), payable monthly in advance in equal installments on the first (1st) day of each month and in addition thereto, shall pay such charges as are herein described as "Additional Rent". Commencing on May 1, 1996 and continuing through April 30, 1997, Base Rent shall be $304,452.96 per annum ("Annual Base Rent"), payable in equal monthly installments of $25,371.08 ("Base Rent"). On the first day of May ("Adjustment Date") of each year during the Initial Term commencing May 1, 1997, Annual Base Rent shall increase to an amount equal to the lesser of (i) the amount obtained by multiplying the Annual Base Rent for the preceding twelve (12) month period (each such twelve (12) month period commencing on May 1st and expiring on April 30th is hereinafter referred to as a "Lease Year") by 1.03, or (ii) the amount obtained by multiplying the Annual Base Rent for the preceding Lease Year by a fraction, the numerator of which is the CPI (hereinafter defined) for April of the preceding Lease Year and the denominator of which is the CPI for April of 1996. For example, on May 1, 1997 if the April 1997 CPI is 161.9 and the April 1996 CPI is 155.7, the Annual Base Rent for the Lease Year commencing May 1, 1997 will be the lesser of (i) 304,452.96 x 1.03 = 313,586.54 or (ii) 304,452.96 x (161.9 /
155.7) = 316,576.30, which is 313,586.54. The term "CPI" when used herein means the Consumer Price Index - U.S. City Averages for Urban Wage Earners and Clerical Workers, All Items (1982-1984 = 100), of the United States Bureau of Labor Statistics. If the CPI shall be substantially revised (including but not limited to a change from using the 1982-1984 averages as the Base Index of 100) or become unavailable to the public, Landlord will substitute therefor, a comparable index based upon changes in the cost of living or purchasing power of the consumer dollar. In the event the CPI for April of the preceding Lease Year is not available on the Adjustment Date, Tenant shall make payments of Base Rent equal to 1.03% of Base Rent for the previous Lease Year until the applicable CPI shall become available, at which time Base Rent shall be adjusted as provided hereinabove and Tenant shall receive a credit for any amounts paid in excess of the actual amount due, if any. The term "Rent" when used in this Lease shall include all Base Rent payable under this Section 5.1., as well as the charges herein described as Additional Rent. All Rent payable hereunder shall be payable to Landlord and Landlord's Mailing Address, or as Landlord may otherwise from time to time designate in writing.

          SECTION 5.2    BASE RENT ADJUSTMENT.  In addition to the Base Rent
                         --------------------
payable by Tenant hereunder, Tenant shall pay to Landlord, as Additional Rent, the Rent Adjustment described in this Section 5.2 without set off or deduction. Until such time as Tenant receives the first Adjustment Statement provided for in clause (C) of this Section 5.2, Tenant shall, commencing on the Commencement Date and on the first (1st) day of each and every month thereafter, make the Initial Monthly Rent Adjustment Deposit specified in Article I hereof.

          A.   For the purposes of this Lease:

               (1) The term "Calendar Year" shall mean each calendar year or a portion thereof during the Term.

               (2) The term "Expenses" shall mean and include all expenses paid or incurred by Landlord or its beneficiaries for managing, owning, maintaining, operating, insuring, replacing and repairing the Project, the Land, appurtenances and personal property used in conjunction therewith. Expenses shall not include (i) depreciation charges, (ii) interest and principal payments on mortgages, (iii) ground rental payments, (iv) real estate brokerage and leasing commissions, (v) capital expenses (other than the amortized portion thereof during the Term which shall be a part of Expenses, based upon the assumption that the cost thereof is amortized over the useful life of the improvement in accordance with generally accepted accounting principles), (vi) legal fees for the negotiation or enforcement of leases, (vii) Taxes, (viii) cost of repair from a casualty or taking,
     (ix) cost of altering the space of other tenants and (x) cost of services provided by affiliates in excess of costs which a bona fide third party would charge. If the Building is not fully occupied during all or a portion of any Calendar Year, then Landlord may elect to make an appropriate adjustment of the Expenses which vary due to occupancy for such Calendar Year employing sound accounting and management principles, to determine the amount of Expenses that would have been paid or incurred by Landlord had the Building been fully occupied and the amount so determined shall be the amount of Expenses attributable to such Calendar Year.

               (3) The term "Rent Adjustments" shall mean all amounts owed by Tenant as Additional Rent on account of Expenses or Taxes, or both.

               (4) The term "Rent Adjustment Deposit" shall mean an amount equal to Landlord's estimate of Rent Adjustments due for any Calendar Year made from time to time during the Term.

               (5) The term "Taxes" shall mean real estate taxes, assessments, sewer rents, rates and charges, transit taxes, taxes based upon the receipt of rent, and any other federal, state or local governmental charge, general, special, ordinary or extraordinary, which may now or hereafter be assessed against the Project or any portion thereof in any Calendar Year during the Term and any tax in substitution of any of the foregoing; provided, however, in determining the income of Landlord with respect to any such substituted tax, only the income derived from the Building shall be included. Taxes shall not include any franchise, capital stock, transfer, inheritance or income (other than rental income in replacement of any real estate tax) tax imposed upon Landlord. In case of special taxes or assessments which may be payable in installments, only the amount of each installment and interest paid thereon paid during a Calendar Year shall be included in Taxes for that Calendar Year. Taxes shall also include any personal property taxes (attributable to the year in which paid) imposed upon the furniture, fixtures, machinery, equipment, apparatus, systems and appurtenances of Landlord used in connection with the operation of the Building. Taxes also include Landlord's reasonable costs and expenses (including reasonable attorney's fees) in contesting or attempting to reduce any taxes. Taxes shall be reduced by any recovery or refund received of Taxes previously paid by the Landlord, provided such refund relates to taxes paid during the Term of this Lease.

          B. Tenant shall pay to the Landlord as Additional Rent Tenant's Proportion of Expenses and Taxes attributable to each Calendar Year of the Term. The amount of Taxes attributable to a Calendar Year shall be the amount assessed for any such Calendar Year, even though the assessment for such Taxes may be payable in a different Calendar Year.

          C. As soon as reasonably feasible after the expiration of each Calendar Year, Landlord will furnish Tenant a statement ("Adjustment Statement") showing the following:

               (1) Actual Expenses and Taxes for Calendar Year last ended and the amount of Expenses and Taxes payable by Tenant for such Calendar Year;

               (2) The amount of Rent Adjustments due Landlord for the Calendar Year last ended, less credits for Rent Adjustment Deposits paid, if any; and

               (3)  The Rent Adjustment Deposit due in the current Calendar
     Year.

          D. Within thirty (30) days after Tenant's receipt of each Adjustment Statement, Tenant shall pay to Landlord:

               (1) The amount of Rent Adjustment shown on said statement to be due Landlord for the Calendar Year last ended; plus

               (2) The amount, which when added to the Rent Adjustment Deposit theretofore paid in the current Calendar Year would provide that Landlord has then received such portion of the Rent Adjustment Deposit as would have theretofore been paid to Landlord had Tenant paid one twelfth (1/12) of the Rent Adjustment Deposit, for the current Calendar Year, to Landlord monthly on the first (1st) day of each month of such Calendar Year.

     Commencing on the first (1st) day of the first (1st) month after Tenant's receipt of each Adjustment Statement, and on the first day of each month thereafter until Tenant receives a more current Adjustment Statement, Tenant shall pay to Landlord one twelfth (1/12) of the Rent Adjustment Deposit shown on said statement. During the last complete Calendar Year, Landlord may include in the Rent Adjustment Deposit its estimate of the Rent Adjustment which may not be finally determined until after the expiration of the Term. The Tenant's obligation to pay the Rent Adjustment shall survive the Term.

          E. Tenant's payment of the Rent Adjustment Deposit for each Calendar Year shall be credited against the Rent Adjustments for such Calendar Year. All Rent Adjustment Deposits may be co-mingled and no interest shall be paid to Tenant thereon. If the Rent Adjustment Deposits paid by Tenant for any Calendar Year exceeds the Rent Adjustments for such Calendar Year, then Landlord shall give a credit to Tenant in an amount equal to such excess against the Rent Adjustments due for the next succeeding Calendar Year, except that if any such excess relates to the last Calendar Year of the Term, then, provided that no default of Tenant exists hereunder, Landlord shall refund such excess to Tenant within thirty (30) days after the expiration of the Term.

          F. Tenant or its representative shall have the right to examine Landlord's books and records with respect to the items in the Adjustment Statement during normal business hours at any time within thirty (30) days following the furnishing by Landlord to Tenant of such Adjustment Statement. Unless Tenant shall take written exception to any item within forty-five (45) days after the furnishing of the foregoing statement, such statement shall be considered as final and accepted by Tenant. Any amount due to Landlord as shown on any such statement, whether or not written exception is taken thereto, shall be paid by Tenant within thirty (30) days after Landlord shall have submitted the statement, without prejudice to any such written exception. If the actual Taxes and Expenses are at least five percent (5%) less than those shown on the Adjustment Statement, Landlord shall reimburse Tenant the reasonable cost of examining Landlord's books and records.

          G. If the Commencement Date is on any day other than the first (1st) day of January or if the Termination Date is on any day other than the last day of December, then any Rent Adjustments due Landlord shall be prorated.

          SECTION 5.3    INTEREST AND LATE CHARGES ON LATE PAYMENTS.  Rent not
                         ------------------------------------------
paid when due shall bear interest from the date when the same is payable under the terms of this Lease until the same shall be paid at an annual rate of interest equal to the rate of interest announced from time to time by The Wall
                                                                      --------
Street Journal ("Journal") as its Prime Rate, plus three percent (3%), unless a
--------------
lesser rate shall then be the maximum rate permissible by law, in which event said lesser rate shall be charged ("Lease Interest Rate"). The term "Prime Rate" means that rate of interest published by the Journal from time to time as its "Prime Rate" of interest, changing automatically and simultaneously with each change in the Prime Rate made by the Journal from time to time. Tenant further acknowledges that its late payment of any Rent will cause Landlord to incur certain costs and expenses not contemplated under this Lease, the exact amount of which is extremely difficult or impracticable to fix. Such costs and expenses will include, without limitation, loss of use of money, administrative and collection costs and processing and accounting expenses. Therefore, if any installment of monthly Base Rent is not received by Landlord when due or any other sum due hereunder is not paid within ten (10) days of when due, Tenant shall promptly pay to Landlord a late charge equal to three percent (3%) of the unpaid amount. Such late charge is in addition to any interest due pursuant to the first (1st) sentence of this Section 5.3. Landlord and Tenant agree that this late charge represents a reasonable estimate of costs and expenses incurred by Landlord from, and is fair compensation to Landlord for, its loss suffered, by such non-payment by Tenant. Acceptance of the late charge shall not constitute a waiver of Tenant's default with respect to such non-payment by Tenant or prevent Landlord from exercising any other rights and remedies available to Landlord under this Lease. Failure to pay the late charge shall constitute a default under this Lease.


                                  ARTICLE VI
                                  ----------

                                   UTILITIES
                                   ---------

          SECTION 6.1    UTILITIES.  Tenant shall pay, directly to the
                         ---------
appropriate supplier, all costs of natural gas, electricity, heat, light, power, sewer service, telephone, water, refuse disposal and other utilities and services supplied to the Premises. Landlord shall, at Landlord's sole cost and expense, separately meter the Premises. If, however, at any time, any services or utilities are jointly metered, Landlord shall make a reasonable determination of Tenant's Proportionate share thereof and Tenant shall pay its proportionate share, as Additional Rent hereunder, within fifteen (15) days after receipt of Landlord's written statement. So long as Landlord does not supply any utility service, Landlord shall not in any way be liable or responsible to Tenant for any cost or damage or expense which Tenant may sustain or incur if either the quality or character of such service is changed or is no longer available or suitable for Tenant's requirements.


                                  ARTICLE VII
                                  -----------

                                      USE
                                      ---

          SECTION 7.1    USE.  The Premises shall be used for the Use only, and
                         ---
for no other purpose.

          SECTION 7.2    PROHIBITED USES.  Tenant shall not permit the Premises,
                         ---------------
or any portion thereof, to be used in such manner which impairs Landlord's right, title or interest in the Premises or any portion thereof, or in such manner which gives rise to a claim or claims of adverse possession or of a dedication of the Premises, or any portion thereof, for public use. Tenant shall not use or occupy the Premises or permit the Premises to be used or occupied contrary to any statute, rule, order, ordinance, requirement, regulation or restrictive covenant applicable thereto or in any manner which would violate any certificate of occupancy affecting the same or which would render the insurance thereon void or the insurance risk more hazardous, or which would cause structural injury to the Building or cause the value or usefulness of the Premises or any part thereof to diminish or which would constitute a public or private nuisance or waste, and Tenant agrees that it will, promptly upon discovery of any such use, immediately notify Landlord and take all necessary steps to compel the discontinuance of such use.


                                  ARTICLE VIII
                                  ------------

                            MAINTENANCE OF PREMISES
                            -----------------------

          SECTION 8.1    MAINTENANCE.
                         -----------

          A.   TENANT'S MAINTENANCE.  Subject to the Landlord's obligations in
               --------------------
Section 8.1B hereof, Tenant agrees, at Tenant's sole cost and expense, to take good care of the Premises and keep same and all parts thereof, together with any and all alterations and additions thereto, in good order, condition and repair, suffering no waste or injury, reasonable wear and tear and damage by casualty excepted. Subject to the Landlord's obligations in Section 8.1B hereof, Tenant shall, at its sole cost and expense, promptly make all necessary repairs and replacements, foreseen as well as unforeseen, in and to any equipment now or hereafter located in the Premises, including without limitation, water, sewer, gas, HVAC and electricity connections, pipes, mains and all other fixtures, machinery, apparatus, equipment, overhead cranes and appurtenances now or hereafter belonging to, connected with or used in conjunction with the Premises. All such repairs and replacements shall be of equal quality to those being repaired and sufficient for the proper maintenance and operation of the Premises. Tenant shall keep and maintain the Premises safe, secure and clean, specifically including, but not by way of limitation, removal of waste and refuse matter. Tenant shall not permit anything to be done upon the Premises (and shall perform all maintenance and repairs thereto so as not) to invalidate, in whole or in part, or prevent the procurement of any insurance policies which may, at any time, be required under the provisions of this Lease. Tenant shall not obstruct or permit the obstruction of any parking area, adjoining street or sidewalk.

          B.   LANDLORD'S MAINTENANCE.  Subject to the provisions of Articles X
               ----------------------
and XIII hereof, Landlord shall keep, maintain, repair and replace the roof, structural members of the Building, the parking lot, fire sprinkler system, sidewalks and appurtenances thereto, including, as necessary, snow and ice removal and the cost thereof shall be deemed an Expense.

          SECTION 8.2    GOVERNMENTAL REQUIREMENTS.  Tenant at its own cost and
                         -------------------------
expense also shall promptly comply with any and all governmental requirement applicable to the Premises or any part thereof, as a result of Tenant's use, occupancy or alteration of the Premises, irrespective of the nature of the work required to be done, extraordinary as well as ordinary, whether or not the same involve or require any structural changes or additions in or to the Improvements and irrespective of whether or not such changes or additions be required on account of any particular use to which the Premises or any part thereof are being put. Included in the obligations set forth above, but not in limitation thereof, Tenant, at its own cost and expense, shall promptly comply with OSHA regulations relating to overhead cranes (CFR 1910-179(j)(2) and 184(d), CFR 1910-179(j)(3), CFR 1910-179(e)(1) through (4) and CFR 1910-179(b)(5)).

          SECTION 8.3    TENANT'S RESPONSIBILITIES.  Landlord shall not be
                         -------------------------
required to furnish any services or facilities whatsoever to the Premises. Except as set forth in Sections 8.1.B. and 8.2 above, Tenant hereby assumes full and sole responsibility for condition, operation, repair, alteration, improvement, replacement, maintenance and management of the Premises.

                                  ARTICLE IX
                                  ----------

                               TENANT'S INSURANCE
                               ------------------

          SECTION 9.1    COMMERCIAL GENERAL LIABILITY AND WORKERS COMPENSATION
                         -----------------------------------------------------
INSURANCE.  At all times during the Term of this Lease, Tenant, at its own
---------
expense, shall maintain, with insurance companies which are authorized to do business in the State of Illinois and which are reasonably acceptable to Landlord, the following commercial general liability and workers compensation insurance (including employer's liability insurance):

               (a)  COMMERCIAL GENERAL LIABILITY INSURANCE.  Written on an
                    --------------------------------------
     Occurrence basis, insuring against claims for bodily and personal injury, death and property damage occurring in connection with the use and occupancy of the Premises by Tenant and shall name by specific endorsement Landlord, Landlord's managing agent, and mortgagee, if any, as additional insureds. The coverage afforded the additional insureds under the Tenant's policy shall be primary insurance. Commercial General Liability Insurance shall afford a limit of at least $1,000,000.00 for each occurrence and at least a $2,000,000.00 General Aggregate and Personal and Advertising Injury coverage with a limit of at least $1,000,000.00 for each occurrence.

               (b)  WORKERS COMPENSATION INSURANCE.  Workers compensation
                    ------------------------------
     insurance shall meet or exceed the statutory requirements set by the State of Illinois and shall include occupational disease insurance and employer's liability insurance. The employer's liability insurance shall afford a limit of not less than $100,000.00.

               (c)  CONTENTS INSURANCE.  Insurance against fire, sprinkler
                    ------------------
     leakage, vandalism, and the extended coverage perils for the full insurable value of all contents of Tenant within the Premises, and of all office furniture, trade fixtures, office equipment, merchandise and all other items of Tenant's property on the Premises and business interruption insurance.

          Tenant shall deliver to Landlord, at least fifteen (15) days prior to the earlier of (i) the Commencement Date of this Lease or (ii) the date Tenant takes possession of the Premises, duplicate copies of policies (or certificates evidencing such policies) of the insurance required by this Section 9.1. Such policies of insurance shall be renewed and duplicate copies of the new policies (or new certificates) shall be deposited with Landlord at least fifteen (15) days prior to the expiration of the old policies.

          SECTION 9.2    POLICIES.  All insurance policies shall be written with
                         --------
insurance companies and shall be in form reasonably satisfactory to Landlord. All insurance policies shall name Landlord as an additional insured and shall provide that they may not be terminated or modified in any way which would materially decrease the protection afforded Landlord under this Lease without thirty (30) days' advance written notice to Landlord. All policies shall also contain an endorsement that Landlord, although named as an additional insured, shall nevertheless be entitled to recover for damages caused by the negligence of Tenant. The minimum limits of insurance specified in this Section shall in no way limit or diminish Tenant's liability under this Lease. Tenant shall furnish to Landlord, not less than fifteen (15) days prior to the date such insurance is first required to be carried by Tenant, and thereafter at least fifteen (15) days prior to the expiration of each such policy, true and correct photocopies of all insurance policies required under this Section, together with any amendments and endorsements to such policies, certificates of insurance, and such other evidence of coverages as Landlord may reasonably request, and evidence of payment of all premiums and other expenses owed in connection therewith. Upon Tenant's default in obtaining or delivering the policy for any such insurance or Tenant's failure to pay the charges therefor, Landlord may, at its option, on or after the tenth (10th) day after written notice thereof is given to Tenant, procure or pay the charges for any such policy or policies and the total cost and expense (including reasonable attorneys' fees) thereof shall be paid by Tenant to Landlord as Additional Rent within five (5) days of the receipt of a bill therefor. Any minimum amount of coverage specified above shall be subject to increase at any time, and from time to time, after commencement of the third Lease Year of the term of this Lease, if Landlord shall reasonably deem same to be necessary for adequate protection. Within thirty (30) days after demand by Landlord that the minimum amount of any coverage be so increased, Tenant shall furnish Landlord with evidence of Tenant's compliance with such demand.

          SECTION 9.3    ADJUSTMENT.  So long as this Lease remains in effect,
                         ----------
the proceeds of any such insurance which are received by Tenant shall be used by Tenant to repair or replace the property so insured.

          SECTION 9.4    SUBROGATION.  Landlord and Tenant agree to have all
                         -----------
fire and extended coverage and material damage insurance which may be carried by either of them endorsed with a clause providing that any release from liability of or waiver of claim for recovery from the other party or any of the parties named in Section 9.2 above entered into in writing by the insured thereunder prior to any loss or damage shall not affect the validity of said policy or the right of the insured to recover thereunder, and providing further that the insurer waives all rights of subrogation which such insurer might have against the other party or any of the parties named in Section 9.2 above. Without limiting any release or waiver of liability or recovery contained in any other section of this Lease but rather in confirmation and furtherance thereof, Landlord and any beneficiaries of Landlord waive all claims for recovery from Tenant, and Tenant waives all claims for recovery from Landlord, any beneficiaries of Landlord and the managing agent for the Project and their respective agents, partners and employees, for any loss or damage to any of its property insured under valid and collectible insurance policies to the extent of any recovery collectible under such insurance policies. Notwithstanding the foregoing or anything contained in this Lease to the contrary, any release or any waiver of claims shall not be operative, nor shall the foregoing endorsements be required, in any case where the effect of such release or waiver is to invalidate insurance coverage or invalidate the right of the insured to recover thereunder or increase the cost thereof (provided that in the case of increased cost the other party shall have the right, within ten (10) days following written notice, to pay such increased cost, thereby keeping such release or waiver in full force and effect).


                                   ARTICLE X
                                   ---------

                             DAMAGE OR DESTRUCTION
                             ---------------------

          SECTION 10.1   TOTAL DEMISE.  In the event that (a) the Premises are
                         ------------
made untenantable by fire or other casualty and Landlord shall decide not to restore or repair same, or (b) the Building is so damaged by fire or other casualty that Landlord shall decide to demolish or not rebuild the same, then, in any of such events, Landlord shall have the right to terminate this Lease by notice to Tenant given within ninety (90) days after the date of such fire or other casualty and the Rent shall be apportioned on a per diem basis and paid to the date of such fire or other casualty. In the event the Premises are made untenantable by fire or other casualty and Landlord shall decide to rebuild and restore the same, this Lease shall not terminate and Landlord shall repair and restore the Premises at Landlord's expense and with due diligence within one hundred eighty (180) days with the right to extend said time period for a total period of two hundred forty (240) days due to (i) reasonable delays for insurance adjustments and (ii) delays caused by matters beyond Landlord's control. Rent shall abate on a per diem basis during the period of reconstruction and repair. Tenant shall have the right to terminate this Lease, upon written notice to Landlord within ten (10) days after the expiration of said time period (as same may be extended), in the event that the restoration or repair of the Premises is not substantially complete within said time period (as same may be extended).

          SECTION 10.2   PARTIAL DEMISE.  In the event the Premises are
                         --------------
partially damaged by fire or other casualty but are not made wholly untenantable, then Landlord shall, except during the last Lease Year of the Term hereof, proceed with all due diligence to repair and restore the Premises, subject, however, to (i) reasonable delays for insurance adjustments, and (ii) delays caused by forced beyond Landlord's control. In such event, Rent shall abate in proportion to the non-useability of the Premises during the period while repairs are in progress. If the Premises are made partially untenantable as aforesaid during the last Lease Year of the Term hereof, Landlord and

Tenant shall have the right to terminate this Lease as of the date of fire or other casualty upon thirty (30) days' prior notice to the other, in which event, Rent shall be apportioned on a per diem basis and paid to the date of such fire or other casualty.


                                  ARTICLE XI
                                  ----------

                                     LIENS
                                     -----

          SECTION 11.1   LIEN CLAIMS.  Tenant shall not do any act which shall
                         -----------
in any way encumber the title of Landlord in and to the Premises or the Building, nor shall any interest or estate of Landlord in the Premises or the Building be in any way subject to any claim by way of lien or encumbrance, whether by operation of law or by virtue of any express or implied contract by Tenant, and any claim to or lien upon the Premises or the Building arising from any act or omission of Tenant shall accrue only against the leasehold estate of Tenant and shall in all respects be subject and subordinate to the paramount title and rights of Landlord in and to the Premises or the Building. Tenant will not permit the Premises or the Building to become subject to any mechanics', laborers' or materialmen's lien on account of labor or material furnished to Tenant or claimed to have been furnished to Tenant in connection with work of any character performed or claimed to have been performed on the Premises by or at the direction of sufferance of Tenant; provided, however that Tenant shall have the right to contest in good faith and with reasonable diligence, the validity of any such lien or claimed lien if Tenant shall first give to Landlord such security as Landlord may reasonably require or an amount equal to one hundred twenty percent (120%) of the amount of the lien or claimed lien, which amount, together with interest earned thereon, shall be held by Landlord as security to insure payment thereof and to prevent any sale, foreclosure or forfeiture of the Premises by reason of non-payment thereof. Any such amount so deposited with Landlord shall be held by Landlord in an account established at a federally insured banking institution until satisfactory removal of said lien or claim of lien. On any final determination of the lien or claim for lien, Tenant will immediately pay any judgment rendered, with all proper costs and charges, and will, at its own expense, have the lien released and any judgment satisfied. Should Tenant fail to diligently contest and pursue such lien contest, Landlord may, at its option, use the sums so deposited to discharge any such lien upon the renewal of such lien or encumbrance Landlord shall pay all such sums remaining on deposit to Tenant.

          SECTION 11.2   LANDLORD'S RIGHT TO CURE.  If Tenant shall fail to
                         ------------------------
contest the validity of any lien or claimed lien or fail to give security to Landlord to insure payment thereof, or shall fail to prosecute such contest with diligence, or shall fail to have the same released and satisfy any judgment rendered thereon, then Landlord may, at its election (but shall not be so required) remove or discharge such lien or claim for lien (with the right, in its discretion, to settle or compromise the same), and any amounts advanced by Landlord, including reasonable attorneys' fees, for such purposes shall be so much additional rent due from Tenant to Landlord at the next rent date after any such payment, with interest thereon at the Lease Interest Rate from the date so advanced.


                                  ARTICLE XII
                                  -----------

                              TENANT ALTERATIONS
                              ------------------

          SECTION 12.1   ALTERATIONS.  Tenant shall not at any time during the
                         -----------
Term of this Lease make any openings in the roof or exterior walls of the Building or make any Tenant alteration, addition or improvement to the Premises (collectively "Alterations") or any portion thereof without in each instance, the prior written consent of Landlord; provided, however, upon notice to, but without the consent of Landlord, Tenant shall have the right to make any Alterations where same are non-structural, do not require openings on the roof or exterior walls of the Building, do not affect any Building system, and do not exceed TEN THOUSAND AND NO/100 ($10,000.00)

DOLLARS in the aggregate in any twelve (12) month period. Landlord shall not unreasonably withhold, delay or condition its consent to other Alterations made by Tenant. No Alteration to the Premises for which Landlord's consent is required shall be commenced by Tenant until Tenant has furnished Landlord with a satisfactory certificate or certificates from an insurance company reasonably acceptable to Landlord, evidencing workmen's compensation coverage, and insurance coverage in amounts reasonably satisfactory to Landlord and protecting Landlord against public liability and property damage to any person or property, on or off the Premises, arising out of and during the making of such Alterations. Any Alteration by Tenant hereunder shall be done in a good and workmanlike manner in compliance with any applicable governmental law, statute, ordinance or regulation. Upon completion of any Alteration by Tenant hereunder for which Landlord's consent is required, Tenant shall furnish Landlord with a copy of the "as built" plans covering such construction. Tenant, at its sole cost and expense, will make all Alterations on the Premises which may be necessary by the act or neglect of any other person or corporation (public or private), except Landlord, its agents, employees or contractors. Before commencing any Alterations for which Landlord's consent is required: (a) plans and specifications therefor, prepared by a licensed architect, shall be submitted to and approved by Landlord (such approval shall not be unreasonably withheld, delayed or conditioned); (b) Tenant shall furnish to Landlord an estimate of the cost of the proposed work, certified by the architect who prepared such plans and specifications; (c) all contracts for any proposed work shall be submitted to and approved by Landlord; and (d) Tenant shall either demonstrate to Landlord its ability to pay the entire cost of the Alterations when due or furnish to Landlord a bond in form and substance satisfactory to Landlord, or such other security reasonably satisfactory to Landlord to insure payment for the completion of all work free and clear of liens. Tenant further agrees that all contractors engaging in any construction activity by and for the benefit of Tenant for which Landlord's consent shall be required shall obtain comprehensive/commercial general liability, worker's compensation and such other liability insurance in such amounts as may be reasonably required by Landlord naming the Landlord as an additional insured and providing liability coverage during all phases of construction including, without limitation: (a) contractor's and owners protection; (b) blanket contractual liability coverage;
(c) broad form property damage insurance; (d) statutory worker's compensation coverage and employer's liability coverage; and (e) coverage under the structural work act of the State of Illinois. Before commencing any Alteration for which Landlord's consent is required, Tenant shall provide Landlord with a written certification that the Alteration does not have any environmental impact on the Premises. Prior to the commencement of any construction activity for which Landlord's consent shall be required, certificates of such insurance coverages (and original policies with respect to environmental liability insurance) shall be provided to Landlord and renewal certificates shall be delivered to Landlord prior to the expiration date of the respective policies.

          SECTION 12.2   OWNERSHIP OF ALTERATIONS.  All Alterations (except
                         ------------------------
Tenant's Equipment, as defined in Section 19.2 hereof), put in at the expense of Tenant shall become the property of Landlord at the expiration of the Term and shall remain upon and be surrendered with the Premises as a part thereof at the termination of this Lease, or at Landlord's option, provided Landlord shall have advised Tenant in writing at the time of its consent to said Alteration is sought that same must be removed and restored to its original condition.

          SECTION 12.3   SIGNS.  Tenant shall not place any signs on any part of
                         -----
the Building or Land without the prior written consent of Landlord. Notwithstanding any of the immediately foregoing provisions of this Section 12.3, upon notice to and with the consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed, Tenant may place a monument sign adjacent to the Premises, provided that (i) the installation and dimensions of said sign is in strict accordance with applicable law, ordinances and restrictions; (ii) Tenant continually maintains said sign in a first-class manner and (iii) Tenant, at Tenant's sole cost and expense, removes said sign at the expiration of the Term and restores the area in which said sign is placed to its condition prior to the installation of said sign.

          SECTION 12.4   TENANT INDEMNITY.  Tenant hereby agrees to indemnify
                         ----------------
and hold the Landlord, its beneficiaries, shareholders, partners or members and their respective agents and employees harmless from any and all liabilities of every kind and description which may arise out of or be connected in any way with said Alterations. Subject to the Tenant's right to contest as set forth in
Section 11.1 above, any mechanic's lien filed against the Premises for work claimed to have been furnished to Tenant shall be discharged of record by Tenant within thirty (30) days after Tenant receives notice thereof, at Tenant's expense. Upon completing any Alterations, Tenant shall furnish Landlord with contractors' affidavits and full and final waivers of lien and receipted bills covering all labor and materials expended and used. All Alterations shall comply with all insurance requirements and with all applicable ordinances and regulations of any pertinent governmental authority. All alterations and additions shall be constructed in a good and workmanlike manner and only good grades of materials shall be used.

          SECTION 12.5   ENVIRONMENTAL IMPACT.  Notwithstanding any other term,
                         --------------------
covenant or condition contained in this Lease, in the event that any Alteration has any environmental impact on the Premises, Landlord may deny the Tenant the right to proceed in Landlord's sole and absolute discretion.


                                  ARTICLE XIII
                                  ------------

                                  CONDEMNATION
                                  ------------

          SECTION 13.1   TAKING:  LEASE TO TERMINATE.  If a portion of the
                         ---------------------------
Building or the Premises shall be lawfully taken or condemned for any public or quasi-public use or purpose, or conveyed under threat of such condemnation and as a result thereof the Premises cannot be used for the same purpose and with the same utility as before such taking or conveyance, the Term of this Lease shall end upon, and not before, the date of the taking of possession by the condemning authority, and without apportionment of the award ("Award"). Tenant hereby assigns to Landlord, Tenant's interest in such Award, if any. Current Rent shall be apportioned as of the date of such termination. If any part of the Building shall be so taken or condemned, or if the grade of any street or alley adjacent to the Building is changed by any competent authority and such taking or change of grade makes it necessary or desirable to demolish, substantially remodel, or restore the Building, the Landlord shall have the right to cancel this Lease upon not less than ninety (90) days' prior notice to the date of cancellation designed in the notice.

          SECTION 13.2   TAKING:  LEASE TO CONTINUE.  In the event only a part
                         --------------------------
of the Premises shall be taken as a result of the exercise of the power of eminent domain or condemned for a public or quasi-public use or purpose by any competent authority or sold to the condemning authority under threat of condemnation, and as a result thereof the balance of the Premises can be used for the same purpose as before such taking, sale or condemnation, this Lease shall not terminate and Landlord, at its sole cost and expense up to the amount of any condemnation Award, shall promptly repair and restore the Premises, subject to extension due to delay because of changes, deletion or additions, acts of Tenant, strikes, lockouts, casualties, acts of God, war, fuel or energy shortages, material or labor shortages, governmental regulation or control, severe weather conditions or other causes beyond the actual control of Landlord and Landlord's receipt of insurance proceeds. Any Award paid as a consequence of such taking, sale or condemnation, shall be paid to Landlord. Any sums not so disbursed shall be retained by Landlord.

          SECTION 13.3   TENANT'S CLAIM.  To the extent permitted by law and
                         --------------
subject to the rights of any lender with respect to the Premises, Tenant shall be allowed to pursue a claim against the condemning authority (hereinafter referred to as the "Tenant's Claim") that shall be independent of and wholly separate from any action, suit or proceeding relating to the Award (hereinafter referred to as the "Landlord's Proceeding") for reimbursement of relocation expenses or for the loss of any Tenant's Equipment; provided, however: (i) Tenant's Claim shall in no event limit, affect, alter or diminish in any kind or way whatsoever the Award to Landlord as a result of such taking, sale or condemnation; (ii) Tenant's Claim shall in no event include any claim for any interest in real property, it being expressly understood and agreed that the entire Award and other sums paid with respect to the real property interests taken, sold or condemned shall be the sole property of Landlord pursuant to this
Article XIII; and (iii) Tenant's Claim shall in no event be joined with Landlord's Proceeding or argued or heard concurrently therewith and if the tribunal hearing Tenant's Claim orders such joinder, Tenant agrees to voluntarily dismiss Tenant's Claim if such dismissal does not preclude Tenant from bringing Tenant's Claim after such time as Landlord has received the Award for such taking, sale or condemnation.


                                  ARTICLE XIV
                                  -----------

                       ASSIGNMENT -- SUBLETTING BY TENANT
                       ----------------------------------

          SECTION 14.1   NO ASSIGNMENT, SUBLETTING OR OTHER TRANSFER.  Tenant
                         -------------------------------------------
shall not assign this Lease or any interest hereunder, nor shall Tenant sublet or permit the use or occupancy of the Premises or any part thereof by anyone other than Tenant, without the express prior written consent of Landlord, which consent will not be unreasonably withheld or delayed. No assignment or subletting shall relieve Tenant of its obligations hereunder, and Tenant shall continue to be liable as a principal and not as a guarantor or surety, to the same extent as though no assignment or sublease had been made, unless specifically provided to the contrary in Landlord's consent. Consent by Landlord pursuant to this Article shall not be deemed, construed or held to be consent to any additional assignment or subletting, but each successive act shall require similar consent of Landlord. Landlord shall be reimbursed by Tenant for any reasonable costs or expenses incurred pursuant to any request by Tenant for consent to any such assignment or subletting. In the consideration of the granting or denying of consent, Landlord may, at its option, take into consideration: (i) the business reputation and credit worthiness of the proposed subtenant or assignee; (ii) any required alteration of the Premises;
(iii) the intended use of the Premises by the proposed subtenant or assignee; and (iv) any other factors which Landlord shall deem reasonably relevant.

          SECTION 14.2   OPERATION OF LAW.  Tenant shall not allow or permit any
                         ----------------
transfer of this Lease, or any interest hereunder, by operation of law.

          SECTION 14.3   EXCESS RENTAL.  If Tenant shall, with Landlord's prior
                         -------------
consent as herein required, sublet the Premises, an amount equal to fifty percent (50%) of the rental in excess of the Base Rent and any Additional Rent herein provided to be paid shall be for benefit of Landlord and shall be paid to Landlord promptly when due under any such subletting as Additional Rent due hereunder.

          SECTION 14.4   MERGER OR CONSOLIDATION.  If Tenant is a corporation
                         -----------------------
whose stock is not publicly traded, any transaction or series of transactions (including, without limitation, any dissolution, merger, consolidation or other reorganization of Tenant, or any issuance, sale, gift, transfer or redemption of any capital stock of Tenant, whether voluntary, involuntary or by operation of law, or any combination of any of the foregoing transactions) resulting in the transfer of control of Tenant, other than by reason of death, shall be deemed to be a voluntary assignment of this Lease by Tenant subject to the provisions of this Section 14. If Tenant is a partnership, any transaction or series of transactions (including without limitation any withdrawal or admittance of a partner or a change in any partner's interest in Tenant, whether voluntary, involuntary or by operation of law, or any combination of any of the foregoing transactions) resulting in the transfer of control of Tenant, other than by reason of death, shall be deemed to be a voluntary assignment of this Lease by Tenant subject to the provisions of this assignment of this Lease by Tenant subject to the provisions of this Section 14. If Tenant is a corporation, a change or series of changes in ownership of stock which would result in direct or indirect change in ownership by the stockholders or an affiliated group of stockholders of less than fifty percent (50%) of the outstanding stock as of the date of the execution and delivery of this Lease shall not be considered a change of control. Notwithstanding the immediately foregoing, Tenant may, upon notice to, but without Landlord's consent, assign this Lease to any entity resulting from a merger or consolidation of Tenant, provided that the total assets and the total net worth of such assignee after such consolidation or merger shall be in excess of the greater of (i) the net worth of Tenant immediately prior to such consolidation or merger, or (ii) the net worth of Tenant as of the date hereof, determined by generally accepted accounting principles and provided that Tenant is not at such time in default hereunder, and provided further that such successor shall execute an instrument in writing, acceptable to Landlord in its reasonable discretion, fully assuming all of the obligations and liabilities imposed upon Tenant hereunder and deliver the same to Landlord.

Tenant shall provide in its notice to Landlord such information as may be reasonably required by Landlord to determine that the requirements of this
Section 14.4 have been satisfied. As used in this Section 14.4, the term "control" means possession of the power to vote not less than a majority interest of any class of voting securities and partnership or limited liability company interests or to direct or cause the direction (directly or indirectly) of the management or policies of a corporation, or partnership or limited liability company through the ownership of voting securities, partnership interests or limited liability company interests, respectively.

          SECTION 14.5   UNPERMITTED TRANSACTION.  Any assignment, subletting,
                         -----------------------
use, occupancy, transfer or encumbrance of this Lease or the Premises without Landlord's prior written consent shall be of no effect and shall, at the option of Landlord, constitute a default under this Lease.


                                  ARTICLE XV
                                  ----------

                               ANNUAL STATEMENTS
                               -----------------

          SECTION 15.1   ANNUAL STATEMENTS.  Tenant agrees to furnish Landlord
                         -----------------
annually, within ninety (90) days of the end of such fiscal year with a copy of its annual audited statements, together with applicable footnotes and any other financial information reasonably requested by Landlord (hereinafter collectively referred to as, the "Financial Information") and agrees that Landlord may deliver such Financial Information to any mortgagee, prospective mortgagee or prospective purchaser of the Premises.


                                  ARTICLE XVI
                                  -----------

                            INDEMNITY FOR LITIGATION
                            ------------------------

          SECTION 16.1   INDEMNITY FOR LITIGATION.  Tenant agrees to pay, and to
                         ------------------------
indemnify and defend Landlord against, all costs and expenses (including reasonable attorney's fees) incurred by or imposed upon Landlord by or in connection with any litigation to which Landlord becomes or is made a party without fault on its part, whether commenced by or against Tenant, or any other person or entity or that may be incurred by Landlord in enforcing any of the covenants and agreements of this Lease with or without the institution of any action or proceeding relating to the Premises or this Lease, or in obtaining possession of the Premises after an Event of Default hereunder or upon expiration or earlier termination of this Lease. The foregoing notwithstanding, Tenant's responsibility under this Section 16.1 to pay Landlord's costs and expenses (including reasonable attorneys' fees) shall not extend to such costs and expenses incurred in defending an action brought by Tenant to enforce the terms of this Lease in which there is a court determination that Landlord failed to perform its obligations under this Lease. The provisions of this Section
16.1 shall survive the expiration or earlier termination of this Lease.


                                  ARTICLE XVII
                                  ------------

                             ESTOPPEL CERTIFICATES
                             ---------------------

          SECTION 17.1   ESTOPPEL CERTIFICATE.  Tenant agrees that on the
                         --------------------
Commencement Date and at any time and from time to time thereafter, upon not less than ten (10) days' prior written request by Landlord, it will execute, acknowledge and deliver to Landlord, or Landlord's mortgagee to the extent factually accurate, a statement in writing in the form of EXHIBIT "C" attached hereto and by this reference incorporated herein; provided, however, that Tenant agrees to certify to any prospective purchaser or mortgagee any other reasonable information specifically requested by such prospective purchaser or mortgagee.

          Landlord agrees that, upon not less than ten (10) day's prior written request of Tenant, it shall execute, acknowledge and deliver to Tenant an estoppel certificate in a form reasonably acceptable to Landlord.


                                 ARTICLE XVIII
                                 -------------

                            INSPECTION OF PREMISES
                            ----------------------

          SECTION 18.1   INSPECTIONS.  Tenant agrees to permit Landlord and any
                         -----------
authorized representatives of Landlord, to enter the Premises in the presence of an employee of Tenant at all reasonable times on reasonable advance notice for the purpose of inspecting the same; provided, however, in emergency circumstances Landlord may inspect the Premises without advance notice and whether or not in the presence of an employee of Tenant. Any such inspections shall be solely for Landlord's purposes and may not be relied upon by Tenant or any other person.

          SECTION 18.2   SIGNS.  Tenant agrees to permit Landlord and any
                         -----
authorized representative of Landlord to enter the Premises at all reasonable times during business hours on reasonable advance notice to exhibit the same for the purpose of sale, mortgage or lease, and during the final Lease Year of the Term hereof, Landlord may display on the Premises customary "For Sale" or "For Rent" signs.


                                  ARTICLE XIX
                                  -----------

                                   FIXTURES
                                   --------

          SECTION 19.1   BUILDING FIXTURES.  All improvements and all plumbing,
                         -----------------
heating, lighting, electrical and air conditioning fixtures and equipment, and other articles of personal property used in the operation of the Premises (as distinguished from operations incident to the business of Tenant), whether or not attached or affixed to the Premises ("Building Fixtures"), shall be and remain a part of the Premises and shall constitute the property of Landlord, except as otherwise provided in Section 12.2 hereof with respect to Alterations.

          SECTION 19.2   TENANT'S EQUIPMENT.  All of Tenant's trade fixtures and
                         ------------------
all personal property, fixtures, apparatus, machinery and equipment now or hereafter located upon the Premises, other than Building Fixtures, as shall be and remain the personal property of Tenant, and the same are herein referred to as "Tenant's Equipment."

          SECTION 19.3   REMOVAL OF TENANT'S EQUIPMENT.  Tenant's Equipment may
                         -----------------------------
be removed from time to time by Tenant; provided, however, that if such removal shall injure or damage the Premises, Tenant shall repair the damage and place the Premises in the same condition as it would have been if such Tenant's Equipment had not been installed.


                                  ARTICLE XX
                                  ----------

                                    DEFAULT
                                    -------

          SECTION 20.1   EVENTS OF DEFAULT.  Tenant agrees that any one or more
                         -----------------
of the following events shall be considered "Events of Default" as said term is used herein:

               (a) If an order, judgment or decree shall be entered by any court adjudicating Tenant a bankrupt or insolvent, or approving a petition seeking reorganization of

     Tenant or appointing a receiver, trustee or liquidator of Tenant, or of all or a substantial part of its assets, and such order, judgment or decree shall continue unstayed and in effect for any period of sixty (60) days; or

               (b) Tenant shall file an answer admitting the material allegations of a petition filed against Tenant in any bankruptcy, reorganization or insolvency proceeding or under any laws relating to the relief of debtors, readjustment or indebtedness, reorganization, arrangements, composition or extension; or

               (c) Tenant shall make any assignment for the benefit of creditors or shall apply for or consent to the appointment of a receiver, trustee or liquidator of Tenant, or any of the assets of Tenant; or

               (d) Tenant shall file a voluntary petition in bankruptcy, or shall admit in writing its inability to pay its debts as they come due, or shall file a petition or an answer seeking reorganization or arrangement with creditors or take advantage of any insolvency law; or

               (e) A decree or order appointing a receiver of the property of Tenant shall be made and such decree or order shall not have been vacated within sixty (60) days from the date of entry or granting thereof; or

               (f) Tenant shall vacate the Premises or abandon same during the Term hereof; or

               (g) Tenant shall default in making any payment of Rent or other payment required to be made by Tenant hereunder within ten (10) days of when due as herein provided; or

               (h) Tenant shall be in default in the performance of or compliance with any of the agreements, terms, covenants or conditions in this Lease other than those referred to in the foregoing subparagraphs (a) through (g) of this Section for a period of thirty (30) days after notice from Landlord to Tenant specifying the items in default, or in the case of a default which cannot, with due diligence, be cured within said thirty
     (30)-day period, Tenant fails to proceed within said thirty (30)-day period to cure the same and thereafter to prosecute the curing of such default with due diligence (it being intended in connection with a default not susceptible of being cured with due diligence within said thirty (30)-day period that the time of Tenant within which to cure the same shall be extended for such period as may be necessary to complete the same with all due diligence).

          Upon the occurrence of any one or more of such Events of Default, Landlord may at its election terminate this Lease or terminate Tenant's right to possession only, without terminating this Lease. Upon termination of this Lease or of Tenant's right to possession, Tenant shall immediately surrender possession and vacate the Premises, and deliver possession thereof to Landlord, and Landlord or Landlord's agents may immediately or any time thereafter without notice, re-enter the Premises and remove all persons and all or any property therefrom, either by any suitable action or proceeding at law or equity, without being liable in indictment, prosecution or damages, therefor, and repossess and enjoy the Premises, together with the right to receive all income of, and from, the Premises.

          Upon termination of this Lease, Landlord shall be entitled to recover as liquidated damages, because the parties hereto recognize that as of the date hereof actual damages are not ascertainable and are of imprecise calculation and not as a penalty, all Rent and other sums due and payable by Tenant through the date of termination plus (i) an amount equal to sixty percent (60%) of the Rent and other sums provided herein to be paid by Tenant for the residue of the Term, and (ii) the costs of performing any other covenants to be performed by Tenant.

          If Landlord elects to terminate Tenant's right to possession only, without terminating this Lease, Landlord may, at Landlord's option, enter into the Premises, remove Tenant's signs and other evidences of tenancy, and take and hold possession thereof as hereinabove provided, without such entry and possession terminating this Lease or releasing Tenant, in whole or in part, from Tenant's obligations to pay the Rent hereunder for the full Term or from any other obligations of Tenant under this Lease. Landlord shall use commercially reasonably efforts to relet all or any part of the Premises for such rent and upon terms as are commercially reasonable (including the right to relet the Premises for a term greater or lesser than that remaining of the Term of premises and the right to relet the Premises as a part of a larger area, the right to change the character or use made of the Premises and the right to grant concessions of free rent). For the purpose of such reletting, Landlord may decorate or make any repairs, changes, alterations, or additions in or to the Premises that may be reasonably necessary or desirable. If Landlord is unable to relet the Premises after using such commercially reasonably efforts to do so, Landlord shall have the right to terminate this Lease, in which event, Tenant shall pay to Landlord liquidated damages (because the parties hereto recognize that as of the date hereof actual damages are not ascertainable and are of imprecise calculation and not as a penalty) equal to sixty percent (60%) of the Rent, and other sums provided herein to be paid by Tenant for the remainder of the Term. If the Premises are relet and sufficient sums shall not be realized from such reletting after payment of all reasonable expenses of such decorations, repairs, changes, alterations, additions and the expenses of repossession and such reletting, and the collection of the Rent herein provided and other payments required to be made by Tenant under the provisions of this Lease for the remainder of the Term of this Lease then, in such event, Tenant shall pay to Landlord on demand any such deficiency and Tenant agrees that Landlord may file suit to recover any sums falling due under the terms of this Section from time to time, and all costs and expenses of Landlord, including attorneys' fees, incurred in connection with any such suit shall be paid by Tenant.

          SECTION 20.2   WAIVERS.  Tenant hereby expressly waives, so far as
                         -------
permitted by law, the service of any notice of intention to re-enter provided for in any statute, and except as is herein otherwise provided. Tenant for and on behalf of itself and all persons claiming through or under Tenant, also waives any and all rights of redemption or re-entry or repossession in case Tenant shall be dispossessed by a judgment or by warrant of any court or judge or in case of re-entry or repossession by Landlord or in case of any expiration or termination of this Lease. The terms "enter," "re-enter," "entry" or "re-entry" as used in this Lease are not restricted to their technical legal meanings.

          SECTION 20.3   BANKRUPTCY.  If Landlord shall not be permitted to
                         ----------
terminate this Lease, as provided in this Article XX because of the provisions of the United States Code relating to Bankruptcy, as amended (the "Bankruptcy Code"), then Tenant as a debtor-in-possession or any trustee for Tenant agrees promptly, within no more than sixty (60) days after the filing of the bankruptcy petition, to assume or reject this Lease. In such event, Tenant or any trustee for Tenant may only assume this Lease if: (a) it cures or provides adequate assurances that the trustee will promptly cure any default hereunder; (b) compensates or provides adequate assurance that Tenant will promptly compensate Landlord of any actual pecuniary loss to Landlord resulting from Tenant's default; and (c) provides adequate assurance of performance during the fully stated term hereof of all of the terms, covenants, and provisions of this Lease to be performed by Tenant. In no event after the assumption of this Lease shall any then-existing default remain uncured for a period in excess of the earlier of ten (10) days or the time period set forth herein. Adequate assurance of performance of this Lease, as set forth hereinabove, shall include, without limitation, adequate assurance (i) of the source of rent reserved hereunder; and
(ii) that the assumption of this Lease will not breach any provision hereunder.

          If Tenant assumes this Lease and proposes to assign the same pursuant to the provisions of the Bankruptcy Code to any person or entity who shall have made a bona fide offer to accept an assignment of this Lease on terms acceptable to Tenant, then notice of such proposed assignment, setting forth: (i) the name and address of such person; (ii) all of the terms and conditions of such offer; and (iii) the adequate assurance to be provided Landlord to assure such person's future performance under this Lease, including, without limitation, the assurance referred to in Section 365(b)(3) of the Bankruptcy Code, shall be given to Landlord by the Tenant no later than twenty (20) days after receipt by the Tenant but in any event no later than ten
(10) days prior to the date that the Tenant shall make application to a court of competent jurisdiction for authority and approval to enter into such assignment and assumption, and Landlord shall thereupon have the prior right and option, to be exercised by notice to the Tenant given at any time prior to the effective date of such proposed assignment, to accept an assignment of this Lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such person, less any brokerage commissions which may be payable out of the consideration to be paid by such person for the assignment of this Lease.

          If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code any and all monies or other considerations payable or otherwise to be delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of the Tenant within the meaning of the Bankruptcy Code. Any and all monies or other considerations constituting the Landlord's property under the preceding sentence not paid or delivered to the Landlord shall be held in trust for the benefit of Landlord and shall be promptly paid to the Landlord.

          Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be conclusively deemed without further act or deed to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall upon demand execute and deliver to Landlord an instrument confirming such assumption. Any such assignee shall be permitted to use the Leased Premises only for the Use.

          Nothing contained in this Section shall, in any way, constitute a waiver of the provisions of Article XV of this Lease relating to alienation. Tenant shall not, by virtue of this Section, have any further rights relating to assignment other than those granted in the Bankruptcy Code. Notwithstanding anything in this Lease to the contrary, all amounts payable by Tenant to or on behalf of Landlord under this Lease, whether or not expressly denominated as rent, shall constitute rent for the purpose of Section 501(b)(6) or any successive section of the Bankruptcy Code.


                                  ARTICLE XXI
                                  -----------

                  LANDLORD'S PERFORMANCE OF TENANT'S COVENANTS
                  --------------------------------------------

          SECTION 21.1   LANDLORD'S PERFORMANCE OF TENANT'S COVENANTS.  Should
                         --------------------------------------------
Tenant at any time fail to do any act or make any payment required to be done or made by it under the provisions of this Lease, Landlord, at its option, may (but shall not be required to), upon notice to Tenant (except in emergency circumstances) do the same or cause the same to be done, and the amounts paid and expenses incurred by Landlord in connection therewith shall be so much Additional Rent due on the next rent date after such payment, together with interest at the Lease Interest Rate from the date of payment.


                                 ARTICLE XXII
                                 ------------

                              EXERCISE OF REMEDIES
                              --------------------

          SECTION 22.1   CUMULATIVE REMEDIES.  No remedy contained herein or
                         -------------------
otherwise conferred upon or reserved to Landlord, shall be considered exclusive of any other remedy, but the same shall be cumulative and shall be in addition to every other remedy given herein, now or hereafter existing at law or in equity or by statute, and every power and remedy given by this Lease to Landlord may be exercised from time to time and as often as occasion may arise or as may be deemed expedient. No delay or omission of Landlord to exercise any right or power arising from any default shall impair any such right or power or shall be construed to be a waiver of any such default or an acquiescence therein.

          SECTION 22.2   NO WAIVER.  No waiver of any breach of any of the
                         ---------
covenants of this Lease shall be construed, taken or held to be a waiver of any other breach, or a waiver, acquiescence in or consent to any further or succeeding breach of the same covenant. The acceptance by Landlord of any payment of Rent or other sums payable hereunder after the termination by Landlord of this Lease or of Tenant's right to possession hereunder shall not, in the absence of agreement in writing to the contrary by Landlord, be deemed to restore this Lease or Tenant's right to possession hereunder, as the case may be, but shall be construed as a payment on account and not in satisfaction of damages due from Tenant to Landlord. Receipt of Rent by Landlord, with knowledge of any breach of this Lease by Tenant or of any default by Tenant in the observance or performance of any of the conditions or covenants of this Lease, shall not be deemed to be a waiver of any provision of this Lease.

          SECTION 22.3   EQUITABLE RELIEF.  In the event of any breach or
                         ----------------
threatened breach by Tenant of any of the agreements, terms, covenants or conditions contained in this Lease, Landlord shall be entitled to enjoin such breach or threatened breach and shall have the right to invoke any right and remedy allowed at law or in equity or by statute or otherwise as though re-entry, summary proceedings, and other remedies were not provided for in this Lease.


                                  ARTICLE XXXIII
                                  --------------

                           SUBORDINATION TO MORTGAGES
                           --------------------------

          SECTION 23.1   SUBORDINATION.  Landlord may execute and deliver a
                         -------------
mortgage or trust deed in the nature of a mortgage (both sometimes referred to as "Mortgage") against the Premises or any portion thereof. This Lease and the rights of Tenant hereunder, shall automatically, and without the requirement of the execution of any further documents, be and are hereby made expressly subject and subordinate at all times to the lien of any Mortgage now or hereafter encumbering any portion of the Project, and to all advances made or hereafter to be made upon the security thereof, provided that the holder of said Mortgage agrees in writing not to disturb the rights of Tenant under this Lease so long as Tenant is not in default hereunder. Notwithstanding the foregoing, Tenant agrees to execute and deliver such instruments subordinating this Lease to the lien of any such Mortgage as may be requested in writing by Landlord from time to time. Notwithstanding anything to the contrary contained herein, any mortgagee under a Mortgage may, by notice in writing to the Tenant, subordinate its Mortgage to this Lease. Landlord shall use reasonable efforts to cause the holder of any existing Mortgage to agree in writing with Tenant that it will not disturb the rights of Tenant under this Lease so long as Tenant is not in default hereunder.

          SECTION 23.2   MORTGAGE PROTECTION.  Tenant agrees to give the
                         -------------------
mortgagee under any Mortgage, by registered or certified mail, a copy of any notice of default served upon the Landlord by Tenant, provided that prior to such notice Tenant has received notice (by way of service on Tenant of a copy of an assignment of rents and leases, or otherwise) of the address of such mortgagee and containing a request therefor. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then said mortgagee shall have an additional thirty (30) days after receipt of notice thereof within which to cure such default or, if such default cannot be cured within that time, then such additional time as may be necessary, if, within such thirty (30) days, any mortgagee has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings, if necessary to effect such cure). Until the time allowed as aforesaid for said mortgagee to cure such defaults has expired without cure, Tenant shall have no right to, and shall not, terminate this Lease on account of default. This Lease may not be modified or amended so as to reduce the rent or shorten the term, or so as to adversely affect in any other respect to any material extent the rights of the Landlord, nor shall this Lease be cancelled or surrendered, without the prior written consent, in each instance, of the mortgagee.


                                 ARTICLE XXIV
                                 -------------

                             INDEMNITY AND WAIVER
                             --------------------

          SECTION 24.1.  TENANT'S INDEMNITY.  Tenant will protect, indemnify and
                         ------------------
save Landlord, its partners, shareholders, employees, officers, directors, agents and their respective successors and assigns harmless (if Landlord is a trustee, the term "Landlord", for the purposes of this Article XXIV only, shall include the trustee and all beneficiaries of the trust) from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including without limitation, reasonable attorneys' fees and expenses) imposed upon, incurred by or asserted against Landlord by reason of:
(a) any accident, injury to or death of persons or loss of or damage to property occurring on or about the Premises or any part thereof or the adjoining properties, sidewalks, curbs, streets or ways, or resulting from an act or omission of Tenant or anyone claiming by, through or under Tenant; (b) Tenant's use, occupation, condition or operation of the Premises or any part thereof; or
(c) performance of any labor or services or the furnishing of any materials or other property by or on behalf of Tenant in respect of the Premises or any part thereof. In case any action, suit or proceeding is brought against Landlord by reason of any such occurrence. Tenant will, at Tenant's sole expense, resist and defend such action, suit or proceeding, or cause the same to be resisted and defended.

          SECTION 24.2.  WAIVER OF CLAIMS.  Tenant waives all claims it may have
                         ----------------
against Landlord and Landlord's agents for damage or injury to person or property sustained by Tenant or any persons claiming through Tenant or by any occupant of the Premises, or by any other person, resulting from any part of the Premises becoming out of repair, or resulting from any accident on or about the Premises or resulting directly or indirectly from any act or neglect of any person other than the negligent act or omission of Landlord and its agents.
This Section 24.2. shall include, but not by way of limitation, damage caused by water, snow, frost, steam, excessive heat or cold, sewage, gas, odors or noise, or caused by bursting or leaking pipes or plumbing fixtures, and shall apply equally whether any such damage results from the act or neglect of Tenant or of any other person (excluding Landlord), and whether such damage be caused or result from anything or circumstance above mentioned or referred to, or to any other thing or circumstance whether of a like nature or of a wholly different nature. All Tenant's Equipment and other personal property belonging to Tenant or any occupant of the Premises that is in or on any part of the Premises shall be there at the risk of Tenant or of such other person only, and Landlord shall not be liable for any damage thereto other than the negligent act or omission of Landlord and its agents or for the theft or misappropriation thereof.


                                  ARTICLE XXV
                                 ------------

                                   SURRENDER
                                   ---------

          SECTION 25.1.  CONDITION.  Upon the termination of this Lease whether
                         ---------
by forfeiture, lapse of time or otherwise, or upon the termination of Tenant's right to possession of the Premises, Tenant will at once surrender and deliver up the Premises to Landlord, broom clean, in good order, condition and repair, reasonable wear and tear and damage by casualty excepted. "Broom clean" means free from all debris, dirt, rubbish, personal property of Tenant, oil, grease, tire tracks or other substances. Any damage caused by removal of Tenant from the Premises, including any damages caused by removal of tenant's equipment as herein defined, shall be repaired and paid for by Tenant prior to the expiration of the Term.

          All Alterations temporary or permanent, excluding Tenant's Equipment, in or upon the Premises placed there by Tenant, shall become Landlord's property and shall remain upon the Premises upon such termination of this Lease by lapse of time or otherwise, without compensation or allowance or credit to Tenant, unless Landlord requests their removal at the time Tenant requests Landlord to consent to their installation. If Landlord so requests removal of said additions, hardware, alterations or improvements and Tenant does not make such removal by the termination of this Lease, or within ten (10) days after such request, whichever is later, Landlord may remove the same and deliver the same to any other place of business of Tenant or warehouse same, and Tenant shall pay the reasonable cost of such removal, delivery and warehousing to Landlord on demand.

          SECTION 25.2.  REMOVAL OF TENANT'S EQUIPMENT.  Upon the termination of
                         -----------------------------
this Lease by lapse of time, or otherwise, Tenant may remove Tenant's Equipment provided, however, that Tenant shall repair any injury or damage to the Premises which may result from such removal. If Tenant does not remove Tenant's Equipment from the Premises prior to the end of the Term, however ended, Landlord may, at its option, remove the same and deliver the same to any other place of business of Tenant or warehouse the same, and Tenant shall pay the reasonable cost of such removal (including the repair of any injury or damage to the Premises resulting from such removal), delivery and warehousing to Landlord on demand, or Landlord may treat Tenant's equipment as having been conveyed to Landlord with this Lease as a Bill of Sale, without further payment or credit by Landlord to Tenant.

          SECTION 25.3.  HOLDOVER.  If Tenant retains possession of the Premises
                         --------
or any part thereof after the termination of the Term, by lapse of time and otherwise, then Tenant shall pay to Landlord monthly Base Rent, at one hundred fifty percent (150%) of the rate payable for the month immediately preceding said holding over (along with increases for Additional Rent which Landlord may reasonably estimate), computed on a per-month basis, for each month or part thereof (without reduction for any such partial month) that Tenant thus remains in possession, and in addition thereto, Tenant shall pay Landlord all damages, consequential as well as direct, sustained by reason of Tenant's retention of possession. Alternatively, at the election of Landlord expressed in a written notice to Tenant and not otherwise, such retention of possession shall constitute a renewal of this Lease for one (1) year, at a rental equal to one hundred twenty percent (120%) of the Base Rent during the previous year. The provisions of this paragraph do not exclude the Landlord's rights of re-entry or any other right hereunder. Any such extension or renewal shall be subject to all other terms and conditions herein contained.


                                 ARTICLE XXVI
                                 ------------

                          COVENANT OF QUIET ENJOYMENT
                          ---------------------------

          SECTION 26.1.  COVENANT OF QUIET ENJOYMENT.  Landlord covenants that
                         ---------------------------
Tenant, on paying the Rent and all other charges payable by Tenant hereunder, and on keeping, observing and performing all the other terms,covenants, conditions, provisions and agreements herein contained on the part of Tenant to be kept, observed and performed, all of which obligations of Tenant are independent of Landlord's obligations hereunder, shall, during the Term, peaceably and quietly have, hold and enjoy the Premises subject to the terms, covenants, conditions, provisions and agreement hereof free from hindrance by Landlord or any person claiming by, through or under Landlord.


                                 ARTICLE XXVII
                                 -------------

                                 NO RECORDING
                                 ------------

          SECTION 27.1.  NO RECORDING.  This Lease shall not be recorded.
                         ------------

PAGE>

                                ARTICLE XXVIII
                                --------------

                                    NOTICES
                                    -------

          SECTION 28.1.  NOTICES.  All notices, consents, approvals to or
                         -------
demands upon or by Landlord or Tenant desired or required to be given under the provisions hereof, shall be in writing. Any notices or demands from Landlord to Tenant shall be deemed to have been duly and sufficiently given if a copy thereof has been personally served, forwarded by expedited messenger or recognized overnight courier service with evidence of delivery or mailed by United States registered or certified mail in an envelope properly stamped and addressed to Tenant at Tenant's Mailing Address, or at such other address as Tenant may theretofore have furnished by written notice to Landlord. Any notices or demands from Tenant to Landlord shall be deemed to have been duly and sufficiently given if forwarded by expedited messenger or recognized overnight courier service with evidence of delivery or mailed by United States registered or certified mail in an envelope properly stamped and addressed to Landlord at Landlord's Mailing Address, with a copy to Mark S. Richmond, Katz Randall & Weinberg, 333 West Wacker Drive, Suite 1800, Chicago, Illinois 60606, or at such other address as Landlord may theretofore have furnished by written notice to Tenant. The effective date of such notice shall be the date of actual delivery, except that if delivery is refused, the effective date of notice shall be the date delivery is refused.


                                 ARTICLE XXIX
                                 ------------

                            COVENANTS RUN WITH LAND
                            -----------------------

          SECTION 29.1.  COVENANTS.  All of the covenants, agreements,
                         ---------
conditions and undertakings in this Lease contained shall extend and inure to and be binding upon the heirs, executors, administrators, successors and assigns of the respective parties hereto, the same as if they were in every case specifically named, and shall be construed as covenants running with the Land, and wherever in this Lease reference is made to either of the parties hereto, it shall be held to include and apply to, wherever applicable, the heirs, executors, administrators, successors and assigns of such party. Nothing herein contained shall be construed to grant or confer upon any person or persons, firm, corporation or governmental authority, other than the parties hereto, their heirs, executors, administrators, successors and assigns, any right, claim or privilege by virtue of any covenant, agreement, condition or undertaking in this Lease contained.

          SECTION 29.2.  RELEASE OF LANDLORD.  The term "Landlord", as used in
                         -------------------
this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners at the time in question of the fee of the Project, and in the event of any transfer or transfers of the title to such fee, Landlord herein named (and in the case of any subsequent transfers or conveyances, the then grantor) shall be automatically freed and relieved, from and after the date of such transfer or conveyance, of all personal liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed; provided that any funds in the hands of such Landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be turned over to the grantee, and any amount then due and payable to Tenant by Landlord or the then grantor under any provisions of this Lease, shall be paid to Tenant.


                                  ARTICLE XXX
                                 ------------

                             ENVIRONMENTAL MATTERS
                             ---------------------

          SECTION 30.1.  HAZARDOUS MATERIALS.  Tenant agrees that it will not
                         -------------------
use, handle, generate, treat, store or dispose of, or permit the use, handling, generation, treatment, storage or disposal of any Hazardous Materials

(as hereinafter defined) in, on, under, around or above the Premises or the Project now or at any future time and will indemnify, defend and save Landlord harmless from any and all actions, proceedings, claims, costs, expenses and losses of any kind, including, but not limited to, those arising from injury to any person, including death, damage to or loss of use or value of real or personal property, and costs of investigation and cleanup or other environmental remedial work, which may arise in connection with the existence of Hazardous Materials on the Premises occurring or caused in whole or in part during the Term hereof. The term "Hazardous Materials", when used herein, shall include, but shall not be limited to, any substances, materials or wastes that are regulated by any local governmental authority, the state where the Premises or the Project is located, or the United States of America because of toxic, flammable, explosive, corrosive, reactive, radioactive or other properties that may be hazardous to human health or the environment, including without limitation, above or underground storage tanks, flammables, explosives, radioactive materials, radon, petroleum and petroleum products, asbestos, urea formaldehyde foam insulation, methane, lead-based paint, polychlorinated biphenyl compounds, hydrocarbons or like substances and their additives or constituents, pesticides and toxic or hazardous substances on materials of any kind, including without limitation, substances now or hereafter defined as "hazardous substances," "hazardous materials," "toxic substances" or "hazardous wastes" in the following statutes, as amended: the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. (S)9601, et seq.,
                                                                     -- ----
"CERCLA"); the Hazardous Materials Transportation Act (49 U.S.C. (S)1801, et
                                                                          --
seq., "HMTA"); the Toxic Substances Control Act (15 U.S.C. (S)2601, et seq.,
----                                                                -- ----
"TSCA"); the Resource Conservation and Recovery Act (42 U.S.C. (S)6901, et seq.,
                                                                        -- ----
"RCRA"); the Clean Air Act (42 U.S.C. (S)7401 et seq., "CAA"); the Clean Water
                                              -- ----
Act (33 U.S.C. (S)1251, et seq., "CWA"); the Rivers and Harbors Act, (33 U.S.C.
                        -- ----
(S)401 et seq., "RHA"); the Emergency Planning and Community Right-to-Know Act
       -- ----
of 1986 (41 U.S.C. (S)11001 et seq., "EPCRA"), the Federal Insecticide,
                            -- ----
Fungicide and Rodenticide Act (7 U.S.C. (S)136 to 136y, "FIFRA"); the Oil Pollution Act of 1990 (33 U.S.C. (S)2701 et seq., "OPA"); and the Occupational
                                         -- ----
Safety and Health Act (29 U.S.C. (S)651 et seq., "OSHA"); and any so-called
                                        -- ----
"Superlien law"; and in the regulations promulgated pursuant thereto, and any other applicable federal, state or local law, common law, code, rule, regulation, order, policy or ordinance, presently in effect or hereafter enacted, promulgated or implemented, or any other applicable governmental regulation imposing liability or standards of conduct concerning any hazardous, toxic or dangerous substances, waste or material, now or hereafter in effect.

          SECTION 30.2.  CONDUCT OF TENANT.  If Tenant, in the current operation
                         -----------------
of its business or otherwise with the prior written authorization of Landlord, which authorization may be granted or denied by Landlord in its sole and absolute discretion, generates, uses, transports, stores, treats or disposes of any Hazardous Materials:

               (a) Tenant shall, at its own cost and expense, comply with all applicable environmental laws relating to such Hazardous Materials;

               (b) Tenant shall (i) not dispose of any Hazardous Materials in dumpsters or trash containers; (ii) not discharge any Hazardous Materials into drains or sewers; (iii) not cause or allow the release, discharge, emission or run-off of any Hazardous Materials to air, to surface waters, to the Land, to ground water, whether directly or indirectly; (iv) at Tenant's own cost and expense, arrange for the lawful transportation and off-site disposal of all Hazardous Materials generated by Tenant; (v) provide secondary containment around all Hazardous Materials storage containers, storage facilities and above ground storage tanks; (vi) conduct all necessary environmental inspections, such as, but not limited to, asbestos inspections prior to any renovation or demolition, as required by 40 CFR Part 61 and provide copies of all such reports to the Landlord;
     (vii) comply with all reporting requirements under any local, state or federal ordinance, statute or regulation, such as, but not limited to, toxics inventory reporting under the Emergency Planning and Community Right-to-Know Act, the provisions under 40 CFR Part 61, or various regulations controlling the emissions into the atmosphere of volatile organic compounds and provide copies of all such reports and notifications to Landlord; and (viii) use only highly skilled people to address all environmental issues associated with the leasehold, and that such people and all employees of the Tenant shall receive all required training or certification under any local, state or federal law specifically mentioned or alluded to in Section 30.1 of this Lease;

               (c) Tenant shall promptly provide Landlord with copies of all communications, permits or agreements with any governmental authority or agency (federal, state or local) or any private entity relating in any way to the violation or alleged violation of any environmental laws or to any violation of Tenant's obligations under subparagraph (b) above;

               (d) Landlord and Landlord's agents and employees shall have the right to enter the Premises and/or conduct at Landlord's expense appropriate tests for the purpose of ascertaining that Tenant complies with all applicable laws, rules or permits relating in any way to the presence of Hazardous Materials on the Premises and/or the Project; and

               (e) Upon the written request of Landlord no more frequently than once every Lease Year, or on any other occasion in the event that Landlord has reason to believe an environmental problem exists at the Premises. Tenant shall provide Landlord the results of appropriate tests of air, water and soil to demonstrate (i) that Tenant is in compliance with all applicable laws, rules or permits relating in any way to the presence of any Hazardous Materials on the Premises and (ii) the lack of any releases, discharges or emissions from the Premises.

          If the presence, release, threat of release, placement on or in the Premises and/or the Project occurs or is caused in whole or in part during the Term of this Lease, or the generation, transportation, storage, treatment, or disposal at the Premises and/or the Project occurs or is caused in whole or in part during the Term of this Lease of any Hazardous Materials gives rise to liability (including, but not limited to, a response action, remedial action, or removal action) under any environmental laws or common law theory, including, but not limited to nuisance, strict liability, negligence and trespass, Tenant shall promptly take any and all remedial and removal action necessary to clean up the Premises and/or the Project in accordance with applicable environmental laws, except to the extent any of the foregoing is caused by Landlord or any other tenant in the Project.

          SECTION 30.3.  TENANT'S ENVIRONMENTAL INDEMNITY.  Tenant does hereby
                         --------------------------------
indemnify, defend and hold harmless Landlord and its agents and their respective officers, directors, beneficiaries, lenders, shareholders, partners, agents and employees and their respective successors and assigns from all fines, suits, procedures, claims liabilities, damages and actions of every kind, and all costs associated therewith (including reasonable attorneys', experts' and consultants' fees and costs of testing) arising out of or in any way connected with any deposit, spill, discharge or other release of Hazardous Materials that occurs or is caused in whole or in part during the Term of this Lease, at or from the Premises and/or the Project (except any deposit, spill, discharge or other release caused by Landlord or any other tenant of the Project), or which arises at any time from (i) Tenant's failure to provide all information, make all submissions, and take all steps required by all applicable governmental authorities; (ii) any Hazardous Materials on, in, under or affecting all or any portion of the Premises and/or the Project or the groundwater as a result of events that took place during the Term of this Lease (except any deposit, spill, discharge or other release caused by Landlord or any other tenant of the Project); (iii) any violation by Tenant or claim of a violation by Tenant of any governmental law, statute, rule, regulation, ordinance, requirement, decree, order or judgment now or hereafter in effect relating to public health, safety, protection of the environment or any Hazardous Material; (iv) the imposition of any lien for damages caused by, or the recovery of any costs for, the remediation cleanup of Hazardous Material as a result of events that took place during the Term of this Lease (except any deposit, spill, discharge or other release caused by Landlord or any other tenant of the Project); (v) costs of removal of any and all Hazardous Material from all or any portion of the Premises and/or the Project, which Hazardous Material were placed on the Premises and/or the Project during the Term of this Lease by Tenant or any officer, director, shareholder, partner, member, employee, agent, invitee, contractor, licensee, assignee, sublessee or successor of Tenant or anyone acting by, through or under any of the foregoing parties; (vi) costs incurred to comply, in connection with all or any portion of the Premises and/or the Project, with all governmental regulations with respect to Hazardous Materials on, in, under or affecting the Premises and/or the Project, which Hazardous Materials were placed on the Premises and/or the Project by Tenant or any officer, director, shareholder, partner, member, employee, agent, invitee, contractor, licensee, assignee, sublessee or successor of Tenant or anyone acting by, through or under any of the foregoing parties during the Term of this Lease; or (vii) any spills, discharges, leaks, escapes, releases, dumping, transportation, storage, treatment or disposal of any Hazardous Substances which occur during the Term of this Lease, but only to the extent that such Hazardous Materials originated from or were or are located on the Premises and/or the Project and not caused by Landlord or any other tenant of the Project. Tenant's obligations and liabilities under this Article XXX shall survive the expiration of this Lease.

          SECTION 30.4.  LANDLORD'S RIGHT TO ENTER PREMISES. Landlord shall have
                         ----------------------------------
the right and privilege (but not the obligation) to enter the Premises at reasonable times, upon reasonable prior notice (except in the event of an emergency) to make inspections and other tests (including, but not limited to, drilling) of its condition, including, but not limited to, air, soil and groundwater sampling and other inspections for Hazardous Materials. In the event any Hazardous Materials are discovered during the inspections in violation of this Lease, Tenant shall reimburse Landlord for the cost of all inspections and tests in addition to its liability under Section 30.3.

          SECTION 30.5.  TENANT'S NOTIFICATION REQUIREMENTS. Notwithstanding
                         ----------------------------------
anything to the contrary contained in Article XXVIII of this Lease, Tenant agrees to provide immediate telephonic notification to Landlord in the event of any release of Hazardous Materials in any manner within or outside of the Premises. Tenant shall further utilize its reasonable efforts to report to Landlord any other release of Hazardous Materials actually known to Tenant within or outside of the Premises by any party other than Tenant.


                                 ARTICLE XXXI
                                 -------------

                               SECURITY DEPOSIT
                               ----------------

          SECTION 31.1.  SECURITY DEPOSIT.  Tenant agrees to deposit with
                         ----------------
Landlord, upon the execution of this Lease, the Security Deposit as security for the full and faithful performance by Tenant of each and every term, provision, covenant and condition of this Lease. If Tenant defaults beyond any applicable grace and/or cure period in respect to any of the terms, provisions, covenants and conditions of this Lease including, but not limited to, payment of all rental and other sums required to be paid by Tenant hereunder, Landlord may use, apply or retain the whole or any part of the Security Deposit for the payment of such rent in default, for any sum which Landlord may expend or be required to expend by reason of Tenant's default including, without limitation, any damages or deficiency in the reletting of the Premises, whether such damages or deficiency shall have accrued before or after re-entry by Landlord. If any of the Security Deposit shall be so used, applied or retained by Landlord at any time or from time to time, Tenant shall promptly, in each such instance, within five (5) days of written demand therefor by Landlord, pay to Landlord such additional sums as may be necessary to restore the Security Deposit to the original amount set forth in the first Section of this Lease. If Tenant shall fully and faithfully comply with all the terms, provisions, covenants and conditions of this Lease, the Security Deposit, or the balance thereof, shall be returned to Tenant after the following: (a) the time fixed as the expiration of the Term of this Lease; (b) the removal of Tenant from the Premises; (c) the surrender of the Premises by Tenant to Landlord in accordance with this Lease; and (d) thirty (30) days after the Termination Date. Except as otherwise required by law, Tenant shall not be entitled to any interest on the aforesaid Security Deposit. In the absence of evidence satisfactory to Landlord of an assignment of the right to receive the Security Deposit or the remaining balance thereof, Landlord may return the security deposit to the original Tenant, regardless of one or more assignments of this Lease.

                                 ARTICLE XXXII
                                 -------------

                                 MISCELLANEOUS
                                 -------------

          SECTION 32.1.  CAPTIONS.  The captions of this Lease are for
                         --------
convenience only and are not to be construed as part of this Lease and shall not be construed as defining or limiting in any way the scope or intent of the provisions hereof.

          SECTION 32.2.  SEVERABILITY.  If any covenant, agreement or condition
                         ------------
of this Lease or the application thereof to any person, firm or corporation or to any circumstances, shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such covenant, agreement or condition to persons, firms or corporations or to circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby. Each covenant, agreement or condition of this Lease shall be valid and enforceable to the fullest extent permitted by law.

          SECTION 32.3.  APPLICABLE LAW.  This Lease shall be construed and
                         --------------
enforced in accordance with the laws of the state where the Premises are located.

          SECTION 32.4.  AMENDMENTS IN WRITING.  None of the covenants, terms or
                         ---------------------
conditions of this Lease, to be kept and performed by either party, shall in any manner be altered, waived, modified, changed or abandoned, except by a written instrument, duly signed, acknowledged and delivered by the other party.

          SECTION 32.5.  RELATIONSHIP OF PARTIES.  Nothing contained herein
                         -----------------------
shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership, or of joint venture by the parties hereto, it being understood and agreed that no provision contained in this Lease nor any acts of the parties hereto shall be deemed to create any relationship other than the relationship of Landlord and Tenant.

          SECTION 32.6.  BROKERAGE.  Each of Landlord and Tenant warrants to the
                         ---------
other that it has no dealings with any real estate broker or agent in connection with this lease other than Landlord's Broker and Tenant's Broker, and each of Landlord and Tenant covenants to pay, hold harmless and indemnify the other from and against any and all cost, expense or liability for any compensation, commissions and charges claimed by any other broker or other agent with respect to this Lease or the negotiation thereof arising out of any breach of the foregoing warranty.

          SECTION 32.7.  NO ACCORD AND SATISFACTION.  No payment by Tenant or
                         --------------------------
receipt by Landlord of a lesser amount than the monthly rent herein stipulated and additional rent shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease provided.

          SECTION 32.8.  JOINT EFFORT.  The preparation of this Lease has been a
                         ------------
joint effort of the parties hereto and the resulting documents shall not, solely as a matter of judicial construction, be construed more severely against one of the parties than the other.

          SECTION 32.9.  WAIVER OF JURY TRIAL.  Tenant hereby waives a jury
                         --------------------
trial in action brought by Landlord hereunder. If Landlord commences any proceeding for nonpayment of rent or any other sum due to be paid by Tenant under this Lease, Tenant hereby agrees that Tenant will not impose any counterclaim of any nature or description in any such proceeding, provided however, that such agreement of Tenant shall not be construed as a waiver of the right of Tenant to assert such claim in a separate action or actions brought by Tenant.

          SECTION 32.10. TIME.  Time is of the essence of this Lease, and all
                         ----
provisions herein relating thereto shall be strictly construed.

          SECTION 32.11. LANDLORD'S CONSENT.  Landlord's granting of any consent
                         ------------------
under this Lease, or Landlord's failure to object to any action taken by Tenant without Landlord's consent required under this Lease, shall not be deemed a waiver by Landlord of its rights to require such consent for any further similar act by Tenant. No waiver by Landlord of any other breach of the covenants of this Lease shall be construed, taken or held to be a waiver of any other breach or to be a waiver, acquiescence in or consent to any further or succeeding breach of the same covenant. None of the Tenant's covenants under this Lease, and no breach thereof, shall be waived, altered or modified except by a written instrument executed by Landlord.

          SECTION 32.12. NO PARTNERSHIP.  Landlord is not, and shall not be
                         --------------
deemed to be, in any way or for any purpose, the partner, employer, principal, master or agent of or with Tenant.

          SECTION 32.13. LANDLORD'S LIABILITY.  Notwithstanding anything to the
                         --------------------
contrary herein contained, there shall be absolutely no personal liability asserted or enforceable against Landlord or on any persons, firms or entities who constitute Landlord with respect to any of the terms, covenants, conditions and provisions of this Lease, and Tenant shall, subject to the rights of any mortgagee, look solely to the interest of Landlord, its successors and assigns in the Project for the satisfaction of each and every remedy of Tenant in the event of default by Landlord hereunder; such exculpation of personal liability is absolute and without any exception whatsoever. If the entity constituting Landlord is a partnership, Tenant agrees that the deficit capital account of any such partner shall not be deemed an asset or property of said partnership.


                                ARTICLE XXXIII
                                --------------

                                LANDLORD'S WORK
                                ---------------

          SECTION 33.1.  LANDLORD'S WORK.  Landlord hereby agrees, at Landlord's
                         ---------------
sole cost and expense, in a good and workmanlike manner, to perform the work described in Exhibit "D", which is attached hereto and made a part hereof, to
             -----------
the Premises (hereinafter collectively referred to as "Landlord's Work"). When Landlord's Work is "substantially complete" (as hereinafter defined), then Landlord shall so notify Tenant. It is acknowledged between the parties that Landlord's Work shall be deemed substantially complete at such time as Landlord has substantially completed Landlord's Work, notwithstanding Landlord may not have completed any extra work requested by Tenant or that minor or insubstantial portions of the construction, decoration, mechanical adjustments or other customary "punch list" items remain to be done. Upon such notification, Tenant shall promptly (and not later than two (2) business days after the date of Landlord's said notice) inspect Landlord's Work and furnish to Landlord a written statement that, with the exception of certain specified and enumerated items (hereinafter referred to as the "Punch List"), Landlord's Work is substantially complete. At the request of Landlord, from time to time thereafter, Tenant shall, upon completion of items previously listed on a Punch List, promptly furnish to Landlord a revised Punch List acknowledging completion of said item. Landlord hereby agrees to use reasonable efforts to complete all Punch List items within thirty (30) days of the date Landlord's Work is substantially complete, subject to extension due to delays caused by Tenant, its agents or employees or customary "force majeure" conditions. Landlord shall use its best efforts to minimize interference with Tenant's use and occupancy of the Premises during the pendency of Landlord's Work.

                                 ARTICLE XXXIV
                                 -------------

                                RENEWAL OPTION
                                --------------

          SECTION 34.1.  RENEWAL OPTION.  Tenant shall have the option
                         --------------
(hereinafter referred to as the "Renewal Option") to renew the Initial Term for all of the Premises as of the expiration date of the Initial Term, for two (2) additional periods of three (3) Lease Years each (each of said renewals is a "Renewal Term") upon the following terms and conditions:

               A. Tenant gives Landlord written notice of its exercise of each Renewal Option at least nine (9) months prior to the expiration of the Term.

               B. Tenant is not in default under this Lease either on the date Tenant delivers the notice required under (A) above or at any time thereafter prior to the commencement of the Renewal Term so exercised.

               C. All of the terms and provisions of this Lease (except this Article XXXIV) shall be applicable to the Renewal Term, except that Annual Base Rent for each year of each Renewal Term shall be increased as provided in Section 5.1 hereof on May 1st during each year of each Renewal Term.

          SECTION 34.2.  "AS IS" CONDITION.  Tenant agrees to accept the
                         -----------------
Premises to be covered by this Lease during the Renewal Term in an "as is" physical condition and Tenant shall not be entitled to receive any allowance, credit, concession or payment from Landlord for the improvement thereof.

          SECTION 34.3.  AMENDMENT.  In the event Tenant exercises a Renewal
                         ---------
Option, Landlord and Tenant shall mutually execute and deliver an amendment to this Lease reflecting the renewal of the Term on the terms herein provided, which amendment shall be executed and delivered promptly after the determination of Rent to be applicable to the first year of each Renewal Term as hereinabove provided.

          SECTION 34.4.  TERMINATION.  The Renewal Options herein granted shall
                         -----------
automatically terminate upon the earliest to occur of (i) the expiration or termination of this Lease, (ii) the termination of Tenant's right to possession of the Premises, (iii) any assignment or subletting by Tenant, or (iv) the failure of Tenant to timely or properly exercise the Renewal Option.

          IN WITNESS WHEREOF, the parties have executed this Lease as of the date set forth above.

LANDLORD:                CENTERPOINT PROPERTIES CORPORATION, a Maryland
--------
                         corporation


                         By:     [SIGNATURE APPEARS HERE]
                              --------------------------------------------------
                         Its:     COO


                         By:     [SIGNATURE APPEARS HERE]
                              --------------------------------------------------
                         Its:     CFO

TENANT:                  WINCUP HOLDINGS, L.P., a Delaware limited partnership
------

                         By: Wincup Holdings, Inc., its general partner


                             By:     /s/ Donald Rogalski
                                 -----------------------------------------------
                             Its:        SR V.P. ADMIN


                             By: _______________________________________________
                             Its:

                                  EXHIBIT "A"

                                   PREMISES
                                   --------

                 [FLOOR PLAN OF LEASED PREMISES APPEARS HERE]

                                  EXHIBIT "B"

                               LEGAL DESCRIPTION
                               -----------------


LOT 1 IN WEST CHICAGO INDUSTRIAL CENTER UNIT SEVEN-A BEING A RESUBDIVISION OF WEST CHICAGO INDUSTRIAL CENTER UNIT 7, BEING A SUBDIVISION OF PART OF THE WEST 1/2 OF SECTION 33, TOWNSHIP 40 NORTH, RANGE 9, EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT OF SAID RESUBDIVISION RECORDED FEBRUARY 18, 1975 AS DOCUMENT R75-06899, IN DUPAGE COUNTY, ILLINOIS.


PERMANENT INDEX NUMBER: 01-33-300-010
COMMONLY KNOWN AS: 1250 CAROLINA DRIVE, WEST CHICAGO, ILLINOIS

                                  EXHIBIT "C"

                          TENANT ESTOPPEL CERTIFICATE
                          ---------------------------


Property Name:               ___________________________________________________
                             ("Property")

Tenant:                      ___________________________________________________

To:                          ___________________________________________________

DEFINITIONS:
-----------

Lease Date:                  ___________________________________________________

Landlord:                    ___________________________________________________

Tenant:                      ___________________________________________________

Security Deposit:            ___________________________________________________

Date of Possession:          ___________________________________________________

Rent Commencement Date:      ___________________________________________________

Monthly Base Rent:           ___________________________________________________

Annual Base Rental Amount:   ___________________________________________________

Monthly Deposits:            ___________________________________________________

Term:                        ___________________________________________________

Termination Date:            ___________________________________________________

Renewal Option(s):           ___________________________________________________

Square Footage:              ___________________________________________________

Use:                         ___________________________________________________

Tenants Address For Notices: ___________________________________________________


     ["Purchaser"] ["Lender"] proposes to [purchase the Property] [finance the Property] and this Tenant Estoppel Certificate is to be made and delivered in connection with that [purchase] [financing].

     The undersigned Tenant under the above-referenced lease dated as of the Lease Date between Landlord and Tenant ("Lease"), certifies, represents, confirms and agrees in favor of [Purchaser] [Lender] the following:

     1. The above-described Lease has not been cancelled, modified, assigned, extended or amended and contains the entire agreement between Landlord and Tenant except as follows:

     2.   Rent has been paid to ___________________________________. There is no Prepaid Rent. The amount of the Security Deposit is as set forth above, which is currently being held by Landlord.

     3. Tenant took possession of the leased premises on the Date of Possession, and commenced to pay rent on the Rent Commencement Date, in the amount of the Monthly Base Rent, each payable in advance. Our current Annual Base Rental Amount is as set forth above, payable in equal monthly installments, subject to percentage rental, common area maintenance charges, escalation charges and other charges in accordance with the terms and provisions of the Lease, which as of the date hereof total the Monthly Deposit Amount, each payable in equal monthly installments in advance. We are currently in occupancy of the leased premises. No "discounts", "free rent", "discounted rent" or "abatements of rent" have been agreed to or are in effect.

     4. The Lease is for the Term set forth above and ending on the Termination Date, and we have the Renewal Option(s) set forth above.

     5. All space and improvements covered by the Lease have been completed and furnished to the satisfaction of Tenant, all conditions required under the Lease have been met, and Tenant has accepted and taken possession of the leased premises on the Date of Possession as set forth above and presently occupies the leased premises, presently consisting of the Square Footage as set forth above.

     6. The Lease is (a) in full force and effect, and (b) free from default by both Landlord and Tenant; and we have no claims, liens, charges or credits against Landlord or offsets against rent.

     7. The undersigned has not assigned or sublet the Lease, nor does the undersigned hold the Property under assignment or sublease.

     8. There are no other agreements written or oral, between the undersigned and Landlord with respect to the Lease and/or the leased premises and building. Landlord has satisfied all commitments, arrangements or understandings made to induce Tenant to enter into the Lease, and Landlord is not in any respect in default in the performance of the terms and provisions of the Lease, nor is there now any fact or condition which, with notice or lapse of time or both, would become such a default.

     9. The leased premises are currently being used for the Use set forth above.

     10. Tenant is maintaining (free of default) all insurance policies that the Lease requires Tenant to maintain.

     11. Neither Landlord nor [Purchaser] [Lender] nor any of their respective successor or assigns, has or will have any personal liability of any kind or nature under or in connection with the Lease; and, in the event of a default by Landlord or [Purchaser] [Lender] under the Lease, Tenant shall look solely to Landlord's or [Purchaser's] [Lender's] interest in the building in which the leased premises are located.

     12. Tenant is not in any respect in default under the terms and provisions of the Lease (nor is there now any fact or condition which, with notice or lapse of time or both, would become such a default), and Tenant has not assigned, transferred or hypothecated its interest under the Lease.

     13. Tenant (i) does not have any option or preferential right to purchase all or any part of the leased premises or all or any part of the building of which the leased premises are a part; and (ii) does not have any right, title or interest with respect to the leased premises other than as lessee under the Lease.

     14. We understand that [Purchaser] [Lender] is planning to [purchase] [finance] the Property on which the leased premises is located to Purchaser, and we agree to make all payments required under the Lease to [Purchaser] [Lender] upon our receipt of notice from Landlord and/or [Purchaser] [Lender]. Further, upon receipt of such notice, we will thereafter look to [Purchaser] [Lender] and not Landlord as the landlord under the Lease. We agree to give all notices required to be given by us to Landlord under the Lease to [Purchaser] [Lender] upon our receipt of said notice.

     15. The statements contained herein may be relied upon by [Purchaser] [Lender] and by any prospective purchaser or lender of the Property.

     16. If Tenant is a Corporation, the undersigned is a duly appointed officer of the corporation signing this Agreement, and is the incumbent in the office indicated under his or her name. If Tenant is a partnership or joint venture, the undersigned is a duly appointed partner or officer of the partnership or joint venture signing this certificate. In any event, the undersigned individual is duly authorized to execute this Agreement on behalf of Tenant.

     17. Tenant (a) executes this certificate with the understanding that [Purchaser] [Lender] is contemplating [purchasing] [financing] the Property, and that if [Purchaser] [Lender] [purchases] [finances] the Property, [Purchaser] [Lender] will do so in material reliance on this certificate; and (b) agrees that the certifications and representations made herein shall survive such acquisition.

     18. The current address to which all notices to Tenant as required under the Lease should be sent is the Tenant's Address for Notices.

     19. [Purchaser's] [Lender's] rights hereunder shall inure to its successors and assigns.


     IN WITNESS WHEREOF, Tenant has executed this estoppel certificate as of this ________ day of ________________________, 199___.

                              _________________________, a _____________________

                              By: ______________________________________________
                                  Its:

                                  EXHIBIT "D"

                                LANDLORD'S WORK
                                ---------------


     1.   Divide the Premises from the remaining area of the Building.

     2. Install separate electric, gas, water and sewer lines and meters for the Premises.

          [MAP OF LEASED PREMISES AND SURROUNDING AREA APPEARS HERE]